UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2008

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 W. Riverside Avenue, Suite 400 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On May 29, 2008, AmericanWest Bancorporation and AmericanWest Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), issued a press release announcing the filing of a registration statement related to the offering of up to $34.5 million aggregate liquidation amount of the Trust’s Capital Securities, representing preferred beneficial interests in the Trust for sale in an underwritten public offering. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1, the contents of which are incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Non-applicable

(b)	Non-applicable

(c)	Non-applicable

(d)	Exhibit No.	Exhibit Description
	99.1	Press release dated May 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington Corporation

Dated: May 29, 2008	/s/ Patrick J. Rusnak
Patrick J. Rusnak
EVP and Chief Operating Officer